   As Filed with the Securities and Exchange Commission on January 18, 2000

                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                             GLOBAL CROSSING LTD.
            (Exact name of Registrant as specified in its charter)

                    Bermuda                                            98-0189783
(State or other jurisdiction of incorporation           (I.R.S. Employer Identification Number)
                or organization)


                                 Wessex House
                                45 Reid Street
                            Hamilton HM12, Bermuda
                                (441) 296-8600
   (Address, including zip code, of Registrant's principal executive office)

               Frontier Corporation Employees' Stock Option Plan
             Frontier Corporation Management Stock Incentive Plan
           Frontier Corporation Supplemental Retirement Savings Plan
              Frontier Corporation Directors Stock Incentive Plan
                  Frontier Corporation Omnibus Incentive Plan
                     Frontier Group Employees' Retirement Savings Plan
       Frontier Group Bargaining Unit Employees' Retirement Savings Plan
          Upstate Cellular Network Employees' Retirement Savings Plan
            GlobalCenter, Inc. Amended and Restated 1997 Stock Plan
               ALC Communications Corporation 1986 Stock Option Plan
               ALC Communications Corporation 1990 Stock Option Plan
   ALC Communications Corporation 1994 Non-Employee Directors Stock Option Plan
                           (Full title of the Plan)

                                CT Corporation
                           1633 Broadway, 23rd Floor
                           New York, New York 10019
                                (212) 479-8200
(Name, address, including zip code and telephone number, including area code, of agent for service)

                                  Copies to:


  D. Rhett Brandon, Esq.                         James C. Gorton, Esq.
Simpson Thacher & Bartlett                        Global Crossing Ltd.
 425 Lexington Avenue                           360 North Crescent Drive
New York, New York 10017-3954                Beverly Hills, California 90210
    (212) 455-2000                                   (310) 385-5200

                      -------------------------------

                        CALCULATION OF REGISTRATION FEE

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
=====================================================================================================================
                                                                  Proposed
                                                                   Maximum        Proposed Maximum       Amount of
                                              Amount to be     Offering Price    Aggregate Offering    Registration
   Title of Securities to be Registered        Registered       Per Share (a)         Price (a)           Fee (a)
---------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share         8,837,339        $46.44             $410,383,929.81      $108,341.36
=====================================================================================================================

(a) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the bid and asked price of the Common Stock quoted on the Nasdaq National Market System on January 12, 2000.

     Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 of Global Crossing Ltd., a Bermuda company, relating to the benefit plans set forth on the cover page hereof (collectively, the "Plans"), file number 333-86693, filed with the Securities and Exchange Commission on September 29, 1999, are incorporated herein by reference.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information*

Item 2.  Registrant Information and Employee Plan Annual Information*


* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Act") and Note to Part I of Form S-8.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 4.  Description of Securities

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 5.  Interests of Named Experts and Counsel

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 6.  Indemnification of Directors and Officers

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 7.  Exemption from Registration Claimed

     Not applicable.

Item 8.  Exhibits

     The following exhibits are filed as part of this Registration Statement:

     Exhibit Number                                           Exhibit
     --------------                                           -------
     5.1                       Opinion of Appleby, Spurling & Kempe
     23.1                      Consent of Arthur Andersen & Co.
     23.2                      Consent of PricewaterhouseCoopers LLP
     23.3                      Consent of KPMG Audit Plc
     23.4                      Consent of Deloitte & Touche
     23.5                      Consent of PricewaterhouseCoopers
     23.6                      Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1)
     24.1                      Power of Attorney

Item 9.  Undertakings

         Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 18th day of January, 2000.



                                        GLOBAL CROSSING LTD.
                                        (Registrant)


                                        By    /s/ Robert Annunziata
                                           _________________________________
                                        Name:   Robert Annunziata
                                        Title:  Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on January 18, 2000 by or on behalf of the following persons in the capacities indicated with the registrant.


        Signature                                        Title
           *                                 Chairman of the Board and Director
   --------------------
       Gary Winnick


           *                                 Co-Chairman of the Board and Director
   --------------------
    Lodwrick M. Cook

           *                                 Vice-Chairman of the Board and Managing Director
   --------------------
    Thomas J. Casey


           *                                 Vice-Chairman of the Board and Director
   --------------------
    Joseph P. Clayton

           *                                 Vice-Chairman of the Board and Director
   --------------------
    John M. Scanlon


    /s/ Robert Annunziata                    Chief Executive Officer and Director
   ---------------------
      Robert Annunziata


           *                                 President, Chief Operating Officer and Director
   ----------------------
       David L. Lee



           *                                    Senior Vice President and Director
   ----------------------
       Barry Porter


           *                                    Senior Vice President and Director
   ----------------------
       Abbott L. Brown


           *                                    Senior Vice President and Chief Financial Officer
   ----------------------
       Dan J. Cohrs



           *                                             Director
   ----------------------
       Jay R. Bloom


           *                                             Director
   ----------------------
      William E. Conway



           *                                             Director
   ----------------------
      Eric Hippeau


           *                                             Director
   ----------------------
      Dean C. Kehler

           *                                             Director
   ----------------------
      Geoffrey J.W. Kent


           *                                             Director
   ----------------------
   Douglas H. McCorkindale

           *                                             Director
   ----------------------
    James F. McDonald


           *                                             Director
   ----------------------
       Bruce Raben


           *                                             Director
   ----------------------
     Michael R. Steed


           *                                             Director
   ----------------------
    Hillel Weinberger


*By:  /s/ James C. Gorton
      -------------------
      James C. Gorton
      Attorney-In-Fact


                           AUTHORIZED REPRESENTATIVE

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on the City of Los Angeles, State of California on January 18, 2000 by the undersigned as the duly authorized representative of the registrant in the United States.




                                                /s/ Robert Annunziata
                                        ---------------------------------------
                                                Robert Annunziata

                               INDEX TO EXHIBITS

     Exhibit                                    Exhibit
     Number                                     -------
     ------
     5.1              Opinion of Appleby, Spurling & Kempe
     23.1             Consent of Arthur Andersen & Co.
     23.2             Consent of PricewaterhouseCoopers LLP
     23.3             Consent of KPMG Audit Plc
     23.4             Consent of Deloitte & Touche
     23.5             Consent of PricewaterhouseCoopers
     23.6             Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1)
     24.1             Power of Attorney
